                                                                    EXHIBIT 21


SUBSIDIARIES OF TRANSCO ENERGY COMPANY

                                                                     Percent
Subsidiaries                                                        Ownership
- ------------                                                        ---------
Energy Tech, Inc.                                                     100.00
Gasco Insurance Company Limited                                       100.00
Hazleton Fuel Management Company                                      100.00
   Hazleton Pipeline Company                                          100.00
   TM Cogeneration Company                                            100.00
TXG Energy Services Company                                           100.00
Transco Coal Company                                                  100.00
   Cross Mtn. Coal, Inc                                               100.00
   Farmer Coal Company, Inc.                                          100.00
   Highland Coal, Inc                                                 100.00
   Interstate Coal Company, Inc.                                      100.00
         Beech Grove Processing Company                               100.00
         Bledsoe Coal Leasing Company                                 100.00
         Inland Ports, Inc.                                           100.00
   Leeco, Inc.                                                        100.00
   Mountain Clay, Inc                                                 100.00
   Randall Fuel Company, Inc.                                         100.00
   Stansbury & Company, Inc.                                          100.00
   Typo Mining, Inc.                                                  100.00
         Aceco, Inc.                                                  100.00
         Bituminous-Laurel Mining, Inc.                               100.00
         New Brush Creek Mining, Inc.                                 100.00
         Polls Creek Coal Co., Inc.                                   100.00
             Oswayo Mining, Inc.                                      100.00
             Sizemore Trucking, Inc.                                  100.00
         Pro-Land, Inc.                                               100.00
             River Coal Company, Inc.                                 100.00
   Valley View Coal, Inc.                                             100.00
Transco Coal Gas Company                                              100.00
Transco Energy Investment Company                                     100.00
Transco Exploration Company                                           100.00
Transco Exploration Projects Company                                  100.00
Transco Gas Company                                                   100.00
   Border Gas, Inc.                                                    10.00
   Liberty Operating Company                                          100.00
   NESP Supply Corp.                                                   33.33
   TXG Engineering, Inc.                                              100.00
   TXG Gas Storage Company                                            100.00
   Texas Gas Transmission Corporation                                 100.00
   Trans-Jeff Chemical Corporation                                     50.00
   Transco Blue Ridge Pipeline Company                                100.00
   Transco Gas Gathering Company                                      100.00
         Magnolia Pipeline Corporation                                100.00
         Nuval Intrastate Transmission Company                        100.00
         Transco Brine Services Company                               100.00
         Transco Industrial Pipeline Company                          100.00
         Transco Matagorda Pipeline Company                           100.00
         Transco Offshore Gathering Company                           100.00
         Transco Terminal Company                                     100.00
         Transco-Louisiana Intrastate Pipeline Company                100.00
         Transco-Texas Intrastate Pipeline Company                    100.00
   Transco Gas Marketing Company                                      100.00
         TXG Energy Services Company                                  100.00
         TXG Gas Marketing Company                                    100.00
             TXG Intrastate Pipeline Company                          100.00
         Transco Energy Marketing Company                             100.00
         Transco Liquids Company                                      100.00
             HI-BOL Pipeline Company                                  100.00

                                                                  EXHIBIT (21)


SUBSIDIARIES OF TRANSCO ENERGY COMPANY

                                                                     Percent
Subsidiaries                                                        Ownership
- ------------                                                        ---------
   Transco Liberty Pipeline Company                                   100.00
   Transco Production Services Company                                100.00
   Transcontinental Gas Pipe Line Corporation                         100.00
   Transeastern Gas Pipeline Company, Inc.                            100.00
Transco P-S Company                                                   100.00
Transco Resources, Inc.                                               100.00
   ForTran Exploration Company                                        100.00
   Magnolia Methane Corp                                              100.00
   Transco Transportation Company                                     100.00
   Tubexpress, Inc.                                                    50.00
Transco Tower Realty, Inc.                                            100.00